UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

SPX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6948	88-3567996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Ardrey Kell Road, Suite 400 Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 474-3700

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	SPXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 1, 2022, SPX Technologies, Inc. (the “Company”) together with SPX, LLC, The Marley-Wylain Company, LLC (“Marley-Wylain”) and SPX Cooling Technologies, LLC (“SPXCT”, and together with SPX, LLC and Marley-Wylain, the “Target Companies”), each a wholly-owned subsidiary of the Company which holds asbestos and certain other liabilities and related insurance assets, entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Canvas Holdco, LLC, a Delaware limited liability company (the “Purchaser”), an entity formed by a joint venture of Global Risk Capital and Premia Holdings. Marley-Wylain and SPXCT are wholly owned subsidiaries of SPX, LLC.

Pursuant to the Purchase Agreement, on November 1, 2022, the Company transferred to the Purchaser the issued and outstanding limited liability company membership interests of SPX, LLC (the “Sale”). In connection with the Sale, the Company contributed an aggregate $138.85 million of cash to the Target Companies (the “Contribution”), and the Purchaser made a capital contribution of $8 million to the Target Companies. The board of managers of the Target Companies have each received a solvency opinion from an independent advisory firm that the Target Companies are solvent after giving effect to the Sale.

Pursuant to and as more specifically described in the Purchase Agreement, the Target Companies have agreed to indemnify the Company and its affiliates for asbestos-related liabilities. These indemnification obligations are not subject to any cap or time limitation.

The Purchase Agreement contains customary representations and warranties with respect to the Target Companies, the Company and the Purchaser. Pursuant to the Purchase Agreement, the Company and the Purchaser will each indemnify the other for breaches of representations and warranties or breaches of covenants, subject to certain limitations as set forth in the Purchase Agreement.

Additional Information

A copy of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the representations and warranties contained in the Purchase Agreement were made only for the purposes of such agreement as of the specific dates therein and were solely for the benefit of the parties thereto. The representations and warranties contained in the Purchase Agreement may be subject to limitations agreed upon by the parties thereto and are qualified by information in confidential disclosure schedules provided in connection with the signing thereof.

The foregoing description of the Purchase Agreement and the transactions contemplated by such agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated into this Item 1.01 by reference. As a result of the transaction, all asbestos liabilities and related insurance assets will not be included in the Company’s consolidated year-end 2022 balance sheet. The divestiture will result in an estimated one-time loss that will be recorded in the fourth quarter of 2022, and will be excluded from adjusted earnings per share.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 8.01. Other Events.

On November 1, 2022, the Company issued a press release announcing the transactions contemplated by the Purchase Agreement. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby.

Please read these forward-looking statements in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and most recent quarterly report on Form 10-Q. These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. Actual results may differ materially from these statements. The words “guidance,” “believe,” “expect,” “anticipate,” “project” and similar expressions identify forward-looking statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Statements in this press release speak only as of the date of this Current Report on Form 8-K, and the Company disclaims any responsibility to update or revise such statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements reflecting the Sale are filed as Exhibit 99.2 to this Form 8-K and are incorporated by reference herein:

•	the Company's unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2021;
•	the Company's unaudited pro forma condensed consolidated statement of operations for the nine months ended October 1, 2022; and
•	the Company's unaudited pro forma condensed consolidated balance sheet as of October 1, 2022.

The unaudited pro forma condensed consolidated financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Sale been completed as of the dates presented, and should not be taken as a representation as to the Company’s future operations or financial condition. The pro forma adjustments described in the pro forma financial statements are based on current information and certain assumptions that the Company’s management believes are reasonable under the circumstances.

(d) Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement, dated as of November 1, 2022, among SPX Technologies, Inc., SPX, LLC, The Marley-Wylain Company, LLC, SPX Cooling Technologies, LLC, and Canvas Holdco, LLC.

99.1	Press release, dated November 1, 2022.
99.2	Pro Forma Unaudited Condensed Consolidated Financial Statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX TECHNOLOGIES, INC.

Date: November 7, 2022	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, General Counsel and Secretary